UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	June 11, 2014

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

As discussed in the following paragraph, due to the The Procter & Gamble Company's (the “Company”)  planned exit from the pet care business, effective in April 2014 the Company is reporting the results of the pet care business as discontinued operations and, as such, these results have been excluded from both continuing operations and segment results.  Additionally, as discussed below, the Company changed its management accounting during the final quarter of fiscal 2014 for unconsolidated investees, which impacted its segment reporting.  This Form 8-K provides revised historical segment earnings and Consolidated Statements of Earnings information for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, as well as for the twelve months ended June 30, 2013 reflecting the above changes.  This information in no way revises or restates the Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholder’s Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2014 Changes
In April 2014, the Company announced its intent to exit the pet care business. As part of the exit plan, the Company announced an agreement to sell its pet care operations in North America, Latin America, and other selected countries to Mars, Incorporated (Mars) for $2.9 billion in an all-cash transaction. Under the terms of the agreement, Mars will acquire our branded pet care products, our manufacturing facilities in the United States and the majority of the employees working in the pet care business. The agreement includes an option for Mars to acquire the pet care business in several additional countries.  The Company expects to complete the transaction in the first half of fiscal 2015, pending the receipt of necessary regulatory approvals. The European Union countries are not included in the agreement with Mars. The Company is pursuing alternate plans to sell its pet care business in these markets. The pet care business had historically been part of the Company’s Health Care reportable segment. In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the pet care business are presented as discontinued operations and, as such, will be excluded from both continuing operations and segment results. Additionally, the pet care balance sheet positions as of June 30, 2014 will be presented as held for sale in the Consolidated Balance Sheet.

During the final quarter of fiscal 2014, we changed our management accounting for unconsolidated investees. Previously, certain unconsolidated investees that are managed as integral parts of our businesses for management reporting purposes were reflected as consolidated subsidiaries in segment results, with full recognition of the individual income statement line items through before-tax earnings.  Eliminations to adjust these line items to the equity method of accounting under U.S. GAAP were included in Corporate. Pursuant to this change, segment results will no longer include full recognition of the individual income statement line items of unconsolidated investees, and resulting eliminations of such amounts will no longer be included in the corporate reportable segment.  The change will not impact the net earnings of the segments or total Company.

The above changes are being reflected in the consolidated financial statements and segment reporting beginning in fiscal year 2014, starting with the Form 10-K that will be issued for the twelve months ending June 30, 2014.  Reporting changes for both of the above items will be reflected for all historical periods presented.   In advance of the Form 10-K filing, this document provides revised sales and earnings information for the affected segments and Consolidated Statements of Earnings for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, as well as for the twelve months ended June 30, 2013.

This 8-K is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended March 31, 2014
	Previously reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 4,691	$ 800	$ 624	$ 4,691	$ 800	$ 624

Grooming	1,863	613	463	1,863	613	463

Health Care	2,361	438	294	1,938	398	270

Fabric Care and Home Care	6,340	1,030	658	6,312	1,029	658

Baby, Feminine, and Family Care	5,453	1,103	725	5,177	1,065	725

Corporate	(149)	(656)	(128)	197	(630)	(137)
Total Company	$ 20,559	$ 3,328	$ 2,636	$ 20,178	$ 3,275	$ 2,603

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended December 31, 2013
	Previously reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 5,284	$ 1,160	$ 927	$ 5,284	$ 1,160	$ 927

Grooming	2,118	730	553	2,118	730	553

Health Care	2,574	536	377	2,153	525	374

Fabric Care and Home Care	6,851	1,344	877	6,820	1,334	877

Baby, Feminine, and Family Care	5,603	1,142	765	5,323	1,099	765

Corporate	(150)	(481)	(27)	199	(446)	(42)
Total Company	$ 22,280	$ 4,431	$ 3,472	$ 21,897	$ 4,402	$ 3,454

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended September 30, 2013
	Previously reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 4,903	$ 909	$ 690	$ 4,903	$ 909	$ 690

Grooming	1,956	601	453	1,956	601	453

Health Care	2,306	398	267	1,894	384	265

Fabric Care and Home Care	6,700	1,298	857	6,666	1,296	857

Baby, Feminine, and Family Care	5,503	1,121	725	5,247	1,082	725

Corporate	(163)	(315)	65	164	(291)	49
Total Company	$ 21,205	$ 4,012	$ 3,057	$ 20,830	$ 3,981	$ 3,039

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended June 30, 2013
	Previously reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 4,850	$ 533	$ 404	$ 4,850	$ 533	$ 404

Grooming	1,981	536	409	1,981	536	409

Health Care	2,221	210	154	1,825	252	184

Fabric Care and Home Care	6,379	1,033	654	6,379	1,027	654

Baby, Feminine, and Family Care	5,445	1,109	713	5,163	1,074	713

Corporate	(221)	(910)	(452)	99	(893)	(471)
Total Company	$ 20,655	$ 2,511	$ 1,882	$ 20,297	$ 2,529	$ 1,893

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended March 31, 2013
	Previously reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 4,763	$ 692	$ 535	$ 4,763	$ 692	$ 535

Grooming	1,931	593	444	1,931	593	444

Health Care	2,406	459	305	1,973	427	291

Fabric Care and Home Care	6,195	1,065	679	6,195	1,065	679

Baby, Feminine, and Family Care	5,537	1,233	810	5,265	1,199	810

Corporate	(234)	(754)	(182)	78	(732)	(197)
Total Company	$ 20,598	$ 3,288	$ 2,591	$ 20,205	$ 3,244	$ 2,562

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended December 31, 2012
	Previously reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 5,403	$ 1,138	$ 877	$ 5,403	$ 1,138	$ 877

Grooming	2,119	695	518	2,119	695	518

Health Care	2,470	501	350	1,997	458	324

Fabric Care and Home Care	6,785	1,338	879	6,785	1,338	879

Baby, Feminine, and Family Care	5,557	1,219	800	5,227	1,177	800

Corporate	(159)	327	652	206	349	636
Total Company	$ 22,175	$ 5,218	$ 4,076	$ 21,737	$ 5,155	$ 4,034

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Three Months Ended September 30, 2012
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 4,940	$ 852	$ 658	$ 4,940	$ 852	$ 658

Grooming	2,007	634	466	2,007	634	466

Health Care	2,322	486	321	1,889	445	294

Fabric Care and Home Care	6,503	1,327	877	6,503	1,327	877

Baby, Feminine, and Family Care	5,248	1,123	724	4,824	1,057	724

Corporate	(281)	(596)	(193)	179	(551)	(207)
Total Company	$ 20,739	$ 3,826	$ 2,853	$ 20,342	$ 3,764	$ 2,812

	THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
	(Amounts in Millions)
	Segment Earnings Information

	Twelve Months Ended June 30, 2013
	Previously Reported			Revised
	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations	Net Sales	Earnings From Continuing Operations Before Income Taxes	Net Earnings from Continuing Operations

Beauty	$ 19,956	$ 3,215	$ 2,474	$ 19,956	$ 3,215	$ 2,474

Grooming	8,038	2,458	1,837	8,038	2,458	1,837

Health Care	9,419	1,656	1,130	7,684	1,582	1,093

Fabric Care and Home Care	25,862	4,763	3,089	25,862	4,757	3,089

Baby, Feminine, and Family Care	21,787	4,684	3,047	20,479	4,507	3,047

Corporate	(895)	(1,933)	(175)	562	(1,827)	(239)
Total Company	$ 84,167	$ 14,843	$ 11,402	$ 82,581	$ 14,692	$ 11,301

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended March 31, 2014

	As Reported	Revised
NET SALES	$20,559	$20,178
COST OF PRODUCTS SOLD	10,601	10,366
GROSS PROFIT	9,958	9,812
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,500	6,407
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	0	0
OPERATING INCOME	3,458	3,405
INTEREST EXPENSE	179	179
INTEREST INCOME	29	29
OTHER NON-OPERATING INCOME, NET	20	20
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,328	3,275
INCOME TAXES	692	672

NET EARNINGS FROM CONTINUING OPERATIONS	2,636	2,603

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	33

NET EARNINGS	2,636	2,636
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	27	27
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,609	$2,609

EFFECTIVE TAX RATE	20.8%	20.5%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.94	$0.93
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
BASIC NET EARNINGS PER COMMON SHARE	$0.94	$0.94

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.90	$0.89
EARNINGS FROM DISCONTINUED OPERATIONS	-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$0.90	$0.90

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,894.1	2,894.1

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended December 31, 2013

	As Reported	Revised
NET SALES	$22,280	$21,897
COST OF PRODUCTS SOLD	11,130	10,884
GROSS PROFIT	11,150	11,013
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,598	6,490
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	0	0
OPERATING INCOME	4,552	4,523
INTEREST EXPENSE	187	187
INTEREST INCOME	23	23
OTHER NON-OPERATING INCOME, NET	43	43
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,431	4,402
INCOME TAXES	959	948

NET EARNINGS FROM CONTINUING OPERATIONS	3,472	3,454

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	18

NET EARNINGS	3,472	3,472
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	44	44
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$3,428	$3,428

EFFECTIVE TAX RATE	21.6%	21.5%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.24	$1.23
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
BASIC NET EARNINGS PER COMMON SHARE	$1.24	$1.24

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.18	$1.17
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$1.18	$1.18

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,908.5	2,908.5

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended September 30, 2013

	As Reported	Revised
NET SALES	$21,205	$20,830
COST OF PRODUCTS SOLD	10,810	10,574
GROSS PROFIT	10,395	10,256
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,244	6,136
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	0	0
OPERATING INCOME	4,151	4,120
INTEREST EXPENSE	165	165
INTEREST INCOME	21	21
OTHER NON-OPERATING INCOME, NET	5	5
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,012	3,981
INCOME TAXES	955	942

NET EARNINGS FROM CONTINUING OPERATIONS	3,057	3,039

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	18

NET EARNINGS	3,057	3,057
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	30	30
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$3,027	$3,027

EFFECTIVE TAX RATE	23.8%	23.7%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.09	$1.08
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
BASIC NET EARNINGS PER COMMON SHARE	$1.09	$1.09

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.04	$1.03
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$1.04	$1.04

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,924.3	2,924.3

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended June 30, 2013

	As Reported	Revised
NET SALES	$20,655	$20,297
COST OF PRODUCTS SOLD	10,854	10,577
GROSS PROFIT	9,801	9,720
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,860	6,761
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	308	308
OPERATING INCOME	2,633	2,651
INTEREST EXPENSE	163	163
INTEREST INCOME	28	28
OTHER NON-OPERATING INCOME, NET	13	13
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,511	2,529
INCOME TAXES	629	636

NET EARNINGS FROM CONTINUING OPERATIONS	1,882	1,893

NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	-	(11)

NET EARNINGS	1,882	1,882
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	7	7
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$1,875	$1,875

EFFECTIVE TAX RATE	25.0%	25.1%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.66	$0.66
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$-
BASIC NET EARNINGS PER COMMON SHARE	$0.66	$0.66

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.64	$0.64
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$-
DILUTED NET EARNINGS PER COMMON SHARE	$0.64	$0.64

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,937.1	2,937.1

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended March 31, 2013

	As Reported	Revised
NET SALES	$20,598	$20,205
COST OF PRODUCTS SOLD	10,344	10,093
GROSS PROFIT	10,254	10,112
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,849	6,751
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	0	0
OPERATING INCOME	3,405	3,361
INTEREST EXPENSE	163	163
INTEREST INCOME	21	21
OTHER NON-OPERATING INCOME, NET	25	25
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,288	3,244
INCOME TAXES	697	682

NET EARNINGS FROM CONTINUING OPERATIONS	2,591	2,562

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	29

NET EARNINGS	2,591	2,591
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	25	25
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,566	$2,566

EFFECTIVE TAX RATE	21.2%	21.0%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.92	$0.91
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
BASIC NET EARNINGS PER COMMON SHARE	$0.92	$0.92

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.88	$0.87
EARNINGS FROM DISCONTINUED OPERATIONS	-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$0.88	$0.88

DIVIDENDS PER COMMON SHARE	$0.562	$0.562
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,930.7	2,930.7

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended December 31, 2012

	As Reported	Revised
NET SALES	$22,175	$21,737
COST OF PRODUCTS SOLD	10,880	10,609
GROSS PROFIT	11,295	11,128
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,803	6,699
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	0	0
OPERATING INCOME	4,492	4,429
INTEREST EXPENSE	169	169
INTEREST INCOME	19	19
OTHER NON-OPERATING INCOME, NET	876	876
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5,218	5,155
INCOME TAXES	1,142	1,121

NET EARNINGS FROM CONTINUING OPERATIONS	4,076	4,034

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	42

NET EARNINGS	4,076	4,076
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	19	19
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$4,057	$4,057

EFFECTIVE TAX RATE	21.9%	21.7%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.46	$1.44
EARNINGS FROM DISCONTINUED OPERATIONS	-	$0.02
BASIC NET EARNINGS PER COMMON SHARE	$1.46	$1.46

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.39	$1.38
EARNINGS FROM DISCONTINUED OPERATIONS	-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$1.39	$1.39

DIVIDENDS PER COMMON SHARE	$0.562	$0.562
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,919.1	2,919.1

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Three Months Ended September 30, 2012

	As Reported	Revised
NET SALES	$20,739	$20,342
COST OF PRODUCTS SOLD	10,350	10,112
GROSS PROFIT	10,389	10,230
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,438	6,341
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	0	0
OPERATING INCOME	3,951	3,889
INTEREST EXPENSE	172	172
INTEREST INCOME	19	19
OTHER NON-OPERATING INCOME, NET	28	28
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,826	3,764
INCOME TAXES	973	952

NET EARNINGS FROM CONTINUING OPERATIONS	2,853	2,812

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	41

NET EARNINGS	2,853	2,853
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	39	39
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,814	$2,814

EFFECTIVE TAX RATE	25.4%	25.3%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$1.00	$0.99
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
BASIC NET EARNINGS PER COMMON SHARE	$1.00	$1.00

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$0.96	$0.95
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.01
DILUTED NET EARNINGS PER COMMON SHARE	$0.96	$0.96

DIVIDENDS PER COMMON SHARE	$0.562	$0.562
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,931.7	2,931.7

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information

	Twelve Months Ended June 30, 2013

	As Reported	Revised
NET SALES	$84,167	$82,581
COST OF PRODUCTS SOLD	42,428	41,391
GROSS PROFIT	41,739	41,190
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	26,950	26,552
GOODWILL AND INTANGIBLES IMPAIRMENT CHARGES	308	308
OPERATING INCOME	14,481	14,330
INTEREST EXPENSE	667	667
INTEREST INCOME	87	87
OTHER NON-OPERATING INCOME, NET	942	942
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14,843	14,692
INCOME TAXES	3,441	3,391

NET EARNINGS FROM CONTINUING OPERATIONS	11,402	11,301

NET EARNINGS FROM DISCONTINUED OPERATIONS	-	101

NET EARNINGS	11,402	11,402
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	90	90
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$11,312	$11,312

EFFECTIVE TAX RATE	23.2%	23.1%

NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$4.04	$4.00
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.04
BASIC NET EARNINGS PER COMMON SHARE	$4.04	$4.04

DILUTED NET EARNINGS PER COMMON SHARE:
EARNINGS FROM CONTINUING OPERATIONS	$3.86	$3.83
EARNINGS FROM DISCONTINUED OPERATIONS	$-	$0.03
DILUTED NET EARNINGS PER COMMON SHARE	$3.86	$3.86

DIVIDENDS PER COMMON SHARE	$2.288	$2.288
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,930.6	2,930.6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY: /s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
June 11, 2014